SCHEDULE 14C INFORMATION
                                 (RULE 14C-101)
                 Information Statement Pursuant to Section 14(c)
          of the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate box:
[X]  Preliminary  Information Statement       [ ]  Confidential,  for use of the
[ ]  Definitive Information Statement              Commission only (as permitted
                                                   by Rule 14c-5(d)(2))


                           COMPUTER MARKETPLACE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

    [X] No Fee Required.
    [ ] Fee  computed on table below per  Exchange  Act Rules 14c- 5(g) and
0-11.

    1)  Title of each class of securities to which transaction applies:

                    Common Stock, par value $.0001 per share
    ----------------------------------------------------------------------

    2)  Aggregate number of securities to which transaction applies:

                  13,313,707 shares of Common Stock Outstanding
    ----------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
    ----------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------

    5)  Total Fee Paid.

    ----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    ----------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------

    3)  Filing Party:

    ----------------------------------------------------------------------

    4)  Date Filed:

    ----------------------------------------------------------------------

                              INFORMATION STATEMENT
                                 TO STOCKHOLDERS
                                       OF
                           COMPUTER MARKETPLACE, INC.


             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                      THE BOARD OF DIRECTORS OF THE COMPANY

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.







                           COMPUTER MARKETPLACE, INC.
                       255 WEST JULIAN STREET - SUITE 100
                               SAN JOSE, CA 95110







                                 -------------

                                 AUGUST __, 1999

                                 -------------

                                TABLE OF CONTENTS

                                                                            PAGE

Information Statement................................................

Additional Information...............................................

Recent Developments..................................................

Outstanding Voting Securities........................................

Principal Stockholders...............................................

Adoption of the 1999 Stock Plan......................................

Change of Company's Name.............................................


Appendix
--------

A.       1999 Stock Plan

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                     THE BOARD OF DIRECTORS OF THE COMPANY.

                           WE ARE NOT ASKING YOU FOR A
                           PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.


                           COMPUTER MARKETPLACE, INC.
                       255 WEST JULIAN STREET - SUITE 100
                               SAN JOSE, CA 95110


                              INFORMATION STATEMENT

         This Information Statement is furnished to holders of shares of common stock, $.0001 par value (the "Common Stock"), of Computer Marketplace, Inc. (the "Company") to notify such stockholders that on or about August 12, 1999 the Company received written consents in lieu of a meeting of stockholders from holders of 6,873,734 shares of Common Stock representing approximately 51.6% of the total issued and outstanding shares of voting stock of the Company approving
(i) the adoption of the Company's 1999 Stock Plan (collectively, the "Stockholder Matters") and (ii) an amendment to the Company's Certificate of Incorporation changing the Company's name to "eMarketplace, Inc.".

         This Information Statement describing the approval of the Stockholder Matters is first being mailed or furnished to the Company's stockholders on or about August __, 1999, and such matters shall not become effective until at least 20 days thereafter. The Company has included a copy of its Annual Report on Form 10-KSB for the year ended June 30, 1998 and Quarterly Reports on Form 10-QSB for quarters ended September 30, 1998, December 31, 1998 and March 31, 1999 for consideration by the Company's stockholders. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $15,000.

         The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of the Company's voting stock.


                             ADDITIONAL INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024,

450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         The following documents as filed with the Commission by the Company are incorporated herein by reference:

         (1) Current Report on Form 8-K filed on August 11, 1999.

         (2) Current Report on Form 8-K/A filed on July 9, 1999.

         (3) Quarterly  Report on Form  10-QSB for the  quarter  ended March 31,
1999.

         (4) Current Report on Form 8-K filed on May 10, 1999.

         (5) Current Report on Form 8-K filed on April 1, 1999.

         (6) Quarterly Report on Form 10-QSB for the quarter ended December 31, 1998.

         (7) Quarterly Report on Form 10-QSB for the period ended September 31, 1998.

         (8) The description of the Common Stock, par value $.0001 per share ("Common Stock"), of the Company contained in the Company's registration statement filed under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.


                               RECENT DEVELOPMENTS

         As of April 9, 1999, the Company and Gateway Advisors, Inc. ("Gateway Advisors"), a company owned and controlled by Robert M. Wallace (the Company's current Chairman of the Board), entered into a Financial Advisory Agreement, pursuant to which Gateway Advisors agreed to provide certain business development and financial advisory services for a period of two (2) years in exchange for the issuance by the Company of 1,500,000 Common Stock Purchase Warrants. Each warrant entitles the holder to purchase one (1) share of the Company's Common Stock at an exercise price of $2.50 per share until April 8, 2000.

         As of April 9, 1999, the Company and each of the holders of 1,500,000 Class D Common Stock Purchase Warrants entered into a Settlement Agreement, pursuant to which the Company issued 375,000 shares of the Company's Common Stock in exchange for (i) the cancellation of all Class D Common Stock Purchase Warrants, (ii) the surrender and transfer to the Company of an aggregate of 500,000 shares of Common Stock of Medical Marketplace, Inc. (a majority owned subsidiary of the Company), and (iii) a general release, releasing the Company from all liabilities. In addition, as of April 9, 1999, the Company and Victoria Holdings, Inc., the Company's former financial advisor, entered into a Settlement Agreement, pursuant to which the Company issued 250,000 shares of the

Company's Common Stock in exchange for (i) the cancellation of Options exercisable for 1,000,000 shares of the Company's Common Stock at an exercise price of $1.00 per share, and (ii) a general release, releasing the Company from all liabilities. As part of the foregoing Settlement Agreements, the Company agreed to include the shares issued in connection therewith in the next registration statement filed by the Company with the Securities and Exchange Commission (other than on a Form S-4 or Form S-8), subject to certain limitations and restrictions.

         As of April 9, 1999, the Company entered into an Agreement with L. Wayne Kiley, the Company's President, Chief Executive Officer and at that time Chairman of the Board, pursuant to which Mr. Kiley waived (i) his rights to accrued and unpaid salary in the amount of $279,423 (ii) all of his rights under his employment agreement with the Company, including without limitation, all future compensation, and (iii) on behalf of Quality Associates, Inc. (a company owned and controlled by Mr. Kiley), its rights to accrued and unpaid rent with respect to the Company's executive offices, in the amount of $53,536. In exchange for the foregoing, the Company reduced the exercise price of (a) 661,667 options held by Mr. Kiley from $1.00 to $.60 per share and (b) 29,167 options held by Mr. Kiley from $1.68 to $.60 per share. In addition, the Company agreed to include the shares issuable upon the exercise of such options as well as certain other options issued to management and certain consultants under a Registration Statement on Form S-8 to be filed with the Commission in the near future.

         As of April 21, 1999, the Company and each of the stockholders of E-Taxi, Inc., a Delaware corporation ("E-Taxi"), entered into a Stock Purchase Agreement, pursuant to which the Company acquired all of the issued and outstanding capital stock of E-Taxi (the "E-Taxi Acquisition") on April 23, 1999 (the "Closing Date"). As consideration for 9,074,000 shares of the E-Taxi's common stock and 400,000 shares of the E-Taxi's Series A Preferred Stock, the Company issued an aggregate of 9,074,000 shares of the Company's common stock, par value $.0001 per share (the "Common Shares"), and 400,000 shares of the Company's Series A Preferred Stock, par value $.0001 per share (the "Preferred Shares").

         As a result of the E-Taxi Acquisition, (i) E-Taxi became a wholly-owned subsidiary of the Company, (ii) the stockholders of E-Taxi became the beneficial owners of (a) the Common Shares, or 81.8% of the shares of Company's common stock outstanding, and (b) the Preferred Shares, or 100% of the shares of Company's preferred stock outstanding, and (iii) two of the four existing members of the Company's Board of Directors resigned and Robert M. Wallace was appointed as Chairman of the Board of Directors. L. Wayne Kiley and Thomas Evans remain as directors of the Company. Mr. Kiley will remain as the Company's Chief Executive Officer, President and Chief Accounting Officer until the Company hires suitable replacements which the Company expects to occur in the near future. The E-Taxi Acquisition has been accounted for as a reverse acquisition. The Company has also granted to each of the former holders of E-Taxi capital stock the right to have the Common Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares included in the next registration statement filed by the Company with the Securities and Exchange

Commission (other than on a Form S-4 or Form S-8), subject to certain limitations and restrictions. The number of shares constituting the Series A Preferred Stock is 400,000, $.0001 par value per share, all of which were issued to the former holders of Series A Preferred Stock of E-Taxi. As of the close of business on April 28, 1999, the shares of Common Stock had a closing price of greater than $3.75 per share for more than three (3) consecutive days, and based upon the terms of the Preferred Shares, as of May 3, 1999, the Preferred Shares were automatically converted into 1,600,000 shares of Common Stock.

         E-Taxi was incorporated in April 1998 to develop a vertical internet portal for the small office, home office ("SOHO") market. Immediately prior to the closing of the E-Taxi Acquisition, E-Taxi closed (i) a private offering of its shares of preferred stock and common stock raising an aggregate of approximately $1,400,000 therefrom and (ii) on the acquisition of all of the outstanding limited liability company interests of TechStore LLC, a California limited liability company ("TechStore"). As of March 31, 1999, Gateway Advisors, Inc., Bejan Aminifard, Mosen Aminifard and Derek Wall entered into a Contribution Agreement, pursuant to which each of the owners of TechStore contributed his ownership interest in TechStore to E-Taxi in exchange for shares of Common Stock and Preferred Stock of the Company. Since its incorporation in March 1998, TechStore has been engaged in the business of selling computer hardware and software as well as consumer electronics products through its world wide web site, HTTP://WWW.TECHSTORE.COM. Through the acquisition of E-Taxi and TechStore, and additional planned acquisitions, joint ventures and other combined marketing efforts, the Company intends to provide products, services and information specifically tailored to the needs of the SOHO community. Eventually, the Company anticipates creating a one-stop, all inclusive internet site where small business persons can access products, services, information and advice necessary to operate and improve their businesses.

         As of June 14, 1999, E-Taxi, Inc. ("E-Taxi"), a wholly-owned subsidiary of the Company, entered into (i) a Stock Purchase Agreement (the "Stock Purchase Agreement") with all of the shareholders of SSPS, Inc., a California corporation ("SSPS"), pursuant to which E-Taxi has agreed to purchase, and the shareholders of SSPS have agreed to sell, approximately 94.6% of the outstanding shares of capital stock of SSPS, and (ii) a Membership Interest Purchase Agreement with all of the members of Impact Team International, LLC, a California limited liability company and an affiliate of SSPS ("Impact"), pursuant to which E-Taxi has agreed to purchase, and the members of Impact have agreed to sell, all of the outstanding membership interests of Impact. SSPS, and its operating divisions TRISTEP, GIG2GIG.COM, and IT WORLDNET.COM, and Impact, provide short term and long term temporary workforce solutions primarily to rapidly growing technology firms.

         The closing of the transactions contemplated by the Stock Purchase Agreement and the Membership Interest Purchase Agreement (the "Closing") are subject to the satisfaction of certain conditions, including without limitation, the execution and delivery of employment agreements with certain members of the senior management team of SSPS, the release of a principal stockholder of SSPS of his guaranty of certain indebtedness of SSPS, the waiver of certain rights of first refusal to purchase the shares of SSPS capital stock owned by a principal stockholder, the termination and release of certain obligations of SSPS under existing employment agreements and other customary conditions to closing. At the Closing, the Company will issue approximately 2.9 million shares of it's Common Stock and pay cash and notes of approximately $1.5 million for SSPS. The Company has also agreed to provide the sellers of the SSPS shares and the Impact interests with demand and piggyback registration rights.

         It is presently anticipated that the Company's acquisition of SSPS and Impact will occur during August 1999.

         On July 16, 1999, the Company commenced a private offering (the "Offering") of up to 1,200,000 shares of its Common Stock (each a "Share" and collectively the "Shares"). The Offering is being conducted under the exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Act"), provided by Section 4(2) of the Act and the provisions of Rule 506 of Regulation D. Sales of the Shares will be made only to "accredited investors," as such term is defined in Rule 501(a) under the Act.

         The Shares are being offered at a purchase price of $3.875 per share and on a "best efforts all or none" basis with respect to the first 400,000 Shares (the "Minimum Offering"), and on a "best efforts" basis thereafter with respect to the remaining 800,000 Shares (the "Maximum Offering"). The Offering terminates on August 30, 1999, subject to extension at the option of the Company. Subscriptions for less than 20,000 Shares (or $77,550) may be accepted at the discretion of the Company.

         Upon completion of the Minimum Offering and the Maximum Offering, the Company expects to receive gross proceeds of approximately $1,550,000 and $4,650,000, respectively, before deducting commissions (placement agent) and expenses of the Offering (consisting of accounting and legal fees, "blue sky" fees and other related expenses). The proceeds of the Offering will be used to fund the acquisition of SSPS, Inc. and the working capital needs of the Company and its subsidiaries.


                          OUTSTANDING VOTING SECURITIES

         As of August 12, 1999 (the "Record Date"), out of the 50,000,000 shares of Common Stock authorized there were 13,313,707 shares of Common Stock issued and outstanding, and out of the 1,000,000 shares of the Preferred Stock authorized, none of such shares were issued and outstanding.

         Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consents of the Company's stockholders. Each share of Common Stock was entitled to one vote.

         The Delaware General Corporation Law ("DGCL") provides in substance that unless the Company's certificate of incorporation provides otherwise, stockholders' may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present. Under the applicable provisions of the DGCL, such action is effective when written consents from holders of record of the minimum number of shares of common stock necessary to authorize the action (here a majority of the voting shares of capital stock) are executed and delivered to the Company within 60 days of the earliest dated consent delivered in accordance with the DGCL.

         On the Record Date, certain stockholders of the Company executed a written consent in lieu of a meeting of stockholders of the Company (the "Written Consent") approving the Stockholder Matters. Such stockholders executed the Written Consent with respect to their beneficial ownership of 6,873,734 shares of Common Stock, which constituted as of the Record Date 51.6% of the Company's total voting stock outstanding. In accordance with the DGCL, the Company received more than a majority of the shares of voting stock approving the Stockholder Matters. As a result, the Company shall take all actions necessary to consummate the Stockholder Matters.


                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group.

  Name and Address of          Shares of Common Stock
  Beneficial Owner(1)           Beneficially Owned(2)      Percent of Class(3)
  -------------------           ---------------------      -------------------
Robert M. Wallace(4)                  6,426,800(5)                  43.4%
L. Wayne Kiley(6)                     1,133,350(7)                   8.0%
Thomas Evans(8)                          50,833(9)                      *
Bejan Aminifard(10)                   1,824,500                     13.7%
                                      ---------                     -----
All Officers and Directors            9,435,483(5)(7)(9)            65.5%
  as a Group (4 persons)

* represents less than 1% of the total number of shares of the Company's Common Stock outstanding
1. Unless noted otherwise, the address for such person is c/o Computer Marketplace, Inc., 1171 Railroad Street, Corona, CA 91720.
2. Unless noted otherwise, all shares indicated as beneficially owned are held of record by and the right to vote and transfer such shares lies with the person indicated. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days.
3.       Calculated based upon 13,313,707 shares of common stock outstanding.
4. Mr. Wallace is the Chairman of the Board of the Company and E-Taxi, Inc., a wholly-owned subsidiary of the Company ("E-Taxi").
5. Includes (i) 24,000 shares of the Issuer's common stock owned by Gateway Advisors, Inc. ("Gateway Advisors"), a company majority owned and controlled by Mr. Wallace, (ii) 1,500,000 shares of Common Stock issuable to Gateway Advisors upon the exercise of a Common Stock Purchase Warrant held thereby, and (iii) 102,800 shares of Common Stock held by the Gateway Advisors Profit Sharing Plan.
6. Mr. Kiley is a director, Chief Executive Officer and Chief Accounting Officer of the Company
7. Includes (i) 249,184 shares of Common Stock owned jointly with Mr. Kiley's wife, (ii) 790,834 shares of Common Stock issuable upon the exercise of stock options at an exercise price $.60 per share, (iii) 83,333 shares of Common Stock held by the Kiley Children's Trust, a trust maintained for the benefit of Mr. Kiley's children, and (iv) 10,000 shares of Common Stock owned by Operation Frontline, a not for profit organization.
8.       Mr. Evans is a director of the Company.
9. Includes 30,833 shares of Common Stock issuable upon the exercise of options at an exercise prices of $1.00 per share and $1.68 per share.
10. Mr. Aminifard is the Chief Executive Officer of TechStore LLC, an indirect wholly-owned subsidiary of the Company.

                         ADOPTION OF THE 1999 STOCK PLAN

         As of April 13, 1999 the Board of Directors of the Company and as of June 10, 1999 a majority of the shares of the Company's voting stock outstanding approved the adoption of the Company's 1999 Stock Plan (hereinafter called the "1999 Plan"). The 1999 Plan has been adopted for the purpose of attracting and retaining persons of ability as directors, employees or consultants or advisors of the Company and its subsidiaries, motivate and reward good performance, encourage such employees to continue to exert their best efforts on behalf of the Company and its subsidiaries and provide opportunities for stock ownership by such employees in order to increase their proprietary interest in the Company by providing incentive awards to key employees, whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries. A copy of the 1999 Plan is attached as Appendix A to this Information Statement and the description of the 1999 Plan set forth below is qualified in its entirety by reference to the full text of the 1999 Plan.

DESCRIPTION OF THE 1999 PLAN

         The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the 1999 Plan is initially 1,700,000 shares. Shares issuable under the 1999 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

         The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                           (a)  delivery  of  shares  of  Common  Stock  of  the
Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                           (b)  delivery  of  a  properly   executed  Notice  of
Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                           (c)  delivery  of  a  properly   executed  Notice  of
Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

         Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

         Awards under the 1999 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Committee may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

         The Board may amend, alter, suspend, discontinue or terminate the 1999 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 1999 Plan may materially impair the rights of any participant with respect to any award without such participant's consent. Unless terminated earlier by action of the Board of Directors, the 1999 Plan shall terminate ten (10) years after adoption by the stockholders.

        TYPES OF AWARDS

        STOCK OPTIONS. Options granted under the 1999 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Code or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options") will be granted, the number of shares subject to each Option granted, the prices at which Options may be exercised (which in the case of an Incentive Option shall not be less than the Fair Market Value of shares of Common Stock on the date of grant), whether an Option will be an Incentive Option or a Non-Incentive Option, the time or times and the extent to which Options may be exercised and all other terms and conditions of Options will be determined by the Committee.

        Each Incentive Option shall terminate no later than ten (10) years from the date of grant, except as provided below with respect to Incentive Options granted to 10% Stockholders (as hereinafter defined). Each Non-Incentive Option shall terminate not later than ten (10) years and one day from the date of grant. The exercise price at which the shares may be purchased incident to an Incentive Option may not be less than the Fair Market Value of shares of Common Stock at the time the Option is granted, except as provided below with respect to Incentive Options granted to 10% Stockholders.

        The exercise price of an Incentive Option granted to a person possessing more than 10% of the total combined voting power of all shares of stock of the Company or a parent or subsidiary of the Company ("10% Stockholder") shall in no event be less than 110% of the Fair Market Value of the shares of the Common Stock at the time the Incentive Option is granted. The term of an Incentive Option granted to a 10% Stockholder shall not exceed five (5) years from the date of grant.

         The exercise price of the shares to be purchased pursuant to each Option shall be paid (i) in full in cash, (ii) by delivery (i.e., surrender) of shares of the Company's Common Stock owned by the optionee at the time of the exercise of the Option, (iii) in such other consideration as the Committee deem appropriate, or (iv) if any combination of cash, surrender of share or such other consideration having a total value equal to the purchase price.

        RESTRICTED AND DEFERRED STOCK. An award of restricted stock or deferred stock may be granted under the 1999 Plan. Restricted stock is subject to restrictions on transferability and other restrictions as may be imposed by the Committee at the time of grant. In the event that the holder of restricted stock ceases to be employed by the Company during the applicable restrictive period, restricted stock that is at the time subject to restrictions shall be forfeited and reacquired by the Company. Except as otherwise provided by the Committee at the time of grant, a holder of restricted stock shall have all the rights of a stockholder including and receive other distribution, without limitation, the right to vote restricted stock and the right to recover dividends thereon. An award of deferred stock is an award that provides for the issuance of stock upon expiration of a deferral period established by the Committee. Except as otherwise determined by the Committee, upon termination of employment of the recipient of the award during the applicable deferral period, all stock that is at the time subject to deferral shall be forfeited. Until such time as the stock which is the subject of the award is unissued, the recipient of the award has no rights as a stockholder.

        PERFORMANCE UNITS. Performance Units may be granted by the Committee to individuals or groups of individuals participating under the 1999 Plan. Performance Units are tied to the successful completion of certain performance driven Company goals during a given period of time and will be assigned a dollar value by the Committee. Upon the satisfactory attainment of the goal identified by the Committee during the period prescribed for its completion, the participant or participants reaching such goal shall be entitled to a payment in settlement of each Performance Unit earned by such participant. Certain adjustments to the amount of the cash payment, if any, to be made incident to a grant of Performance Units may be made by the Committee in the event a participant ceases to be employed by the Company during the performance period or upon the occurrence of a significant event that causes the attainment of the prescribed goal more or less likely to occur during the performance period. Each Performance Unit may be paid in whole shares of Common Stock, including restricted stock and deferred stock, or cash, or in any combination of Common Stock and cash.


                          CHANGE OF THE COMPANY'S NAME


         As of June 10, 1999, the Company's Board of Directors and a majority of the shares of voting stock outstanding approved an amendment to the Company's Certificate of Incorporation changing the Company's name to "eMarketplace, Inc." (the "Charter Amendment").

         The Company believes that it would be in the best interests of both the Company and its stockholders to effect the Charter Amendment. The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, not to proceed with the Charter Amendment, if, at any time prior to filing the amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that the Charter Amendment is no longer in the best interests of the Company and its stockholders.

         The Company's present name, Computer Marketplace, Inc., was chosen by the Company in June 1987 to reflect the activities of the Company. The Company was engaged in selling and leasing new and used computer hardware equipment. Since that time, however, the Company has changed its business and operations by acquiring E-Taxi, Inc. and its TechStore LLC subsidiary in April 1999. Given that the Company, through its wholly-owned subsidiaries, is pursuing a business plan to become an Internet holding company engaged primarily in the development and operation of a network of internet businesses, the Board of Directors has determined it to be in the best interests of the Company to change its name to one which the Company hopes will foster goodwill with the public and existing and potential customers. Accordingly, the Board of Directors and management of the Company believe that by changing its name to "eMarketplace, Inc.", the public and customers will become better informed as to the nature of the Company's business and the industry in which the Company operates.

         IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT,
                                 PLEASE CONTACT:

                                   Brian Burns
                             Gateway Advisors, Inc.
                       255 West Julian Street - Suite 100
                               San Jose, CA 95110
                            (408) 275-1229 - ext. 254


                                          By order of the Board of Directors
                                          Computer Marketplace, Inc.



                                          --------------------------------------
                                          L. Wayne Kiley
                                          Chief Executive Officer, President
                                          and Chief Accounting Officer

                                   APPENDIX A



                                 1999 STOCK PLAN

                           COMPUTER MARKETPLACE, INC.

                                 1999 STOCK PLAN

                         EFFECTIVE DATE: AUGUST 13, 1999

                           COMPUTER MARKETPLACE, INC.

                                 1999 STOCK PLAN

                           EFFECTIVE: AUGUST 13, 1999


                                TABLE OF CONTENTS

Section                                                                  Page
-------                                                                  ----

1.       Purpose and Amendment..............................................3

2.       Definitions........................................................3

3.       Shares Subject to the Plan.........................................6

4.       Grant of Awards and Award Agreements...............................7

5.       Stock Options......................................................8

6.       Performance Units.................................................11

7.       Restricted Stock..................................................13

8.       Deferred Stock....................................................15

9.       Certificates for Awards of Stock..................................15

10.      Beneficiary.......................................................18

11.      Administration of the Plan........................................19

12.      Amendment or Discontinuance.......................................20

13.      Adjustments in Event of Change in
           Common Stock....................................................20

14.      Change in Control.................................................21

15.      Miscellaneous.....................................................23

                           COMPUTER MARKETPLACE, INC.
                                 1999 STOCK PLAN
                         EFFECTIVE DATE: AUGUST 13, 1999

1.       PURPOSE AND AMENDMENT

         The Computer Marketplace, Inc. 1999 Stock Plan has been adopted for the purpose of attracting and retaining persons of ability as directors, employees or consultants or advisors of Computer Marketplace, Inc., a Delaware corporation, and its subsidiaries (the "Company"), motivate and reward good performance, encourage such employees to continue to exert their best efforts on behalf of the Company and its subsidiaries and provide opportunities for stock ownership by such employees in order to increase their proprietary interest in the Company by providing incentive awards to Key Employees (as hereinafter defined), whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries. Such incentive awards may, in the discretion of the Board or Committee, consist of common stock of the Company (subject to such restrictions as the Board or Committee may determine or as provided herein), performance units payable in such stock or cash, or incentive or nonqualified stock options to purchase such stock, or any combination of the foregoing, all as the Board or Committee may determine.

2.       DEFINITIONS

         When used herein, the following terms shall have the following meanings:

        "Award" means an award granted to any Eligible Participant or Key Employee in accordance with the provisions of the Plan in the form of Options, Restricted Stock, Deferred Stock or Performance Units, or any combination of the foregoing.

        "Beneficiary" means the beneficiary or beneficiaries designated pursuant to Section 11 to receive the amount, if any, payable under the Plan upon the death of an Eligible Participant or Key Employee.

        "Board" means the Board of Directors of the Company.

        "Change in Control" means the happening of any of the following:

                  (A) the purchase by any person, group, corporation or other entity (other than the Company, a wholly-owned subsidiary of the Company), directly or indirectly, of 20 percent or more of the outstanding voting stock of the Company without the prior written consent of the Board of Directors of the Company;

                  (B) the purchase, after the date hereof, by any person (as defined in Section 13(d) of the 1934 Act), corporation or other entity other than the Company or a wholly-owned subsidiary of the Company, of shares pursuant to a tender or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration, provided that, after consummation of the offer, such person, group, corporation or other entity is the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 20 percent or more of the outstanding stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the 1934 Act in the case of rights to acquire stock);

                  (C) approval by the stockholders of the Company of any (i) consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (ii) sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or

                  (D) a change in the majority of the members of the Board of Directors (which shall include at least three (3) directors) within a 12-month period unless the election or nomination for election by the Company's stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

        "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

        "Committee" means a committee selected by a majority of the members of the Board consisting of not less than three (3) members. If such committee fails to be properly constituted, the Board shall function as and in place of the Committee.

        "Company" means Computer Marketplace, Inc. and its successors and assigns.

        "Deferred Stock" means Stock credited to an Eligible Participant or Key Employee under the Plan subject to the requirements of Section 8 and such other restrictions as the Committee deems appropriate or desirable.

        "Eligible Participant(s)" shall mean directors, officers, Key Employees of the Company and its subsidiaries, consultants, advisors and other persons who may not otherwise be eligible to receive qualified incentive stock options under
Section 422 of the Code.

        "Fair Market Value" means, as of any date, the closing price of the Common Stock as reported by the OTC Bulletin Board, the Nasdaq National Market, the Nasdaq Small Cap Market, the American Stock Exchange or any national stock exchange on which the Stock is listed, if applicable, or, if no sales of Stock have taken place on such date, the closing price on the most recent preceding date on which selling prices were quoted; provided, however, that at the time of grant of any Award other than an incentive stock option, the Committee, in its sole discretion, may elect to determine Fair Market Value for all purposes under the Plan with respect to such Award, based on the average of the closing prices, as of the date of determination and a period of up to twenty (20) trading days immediately preceding such date.

        "Key Employee" means an officer or other key employee of any Participating Company who, in the judgment of the Committee, is responsible for or contributes to the management, growth or profitability of the business of any Participating Company.

        "Option" means an option to purchase Stock, including Restricted Stock or Deferred Stock, if the Committee so determines, subject to the applicable provisions of Section 5 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option.

        "Participating Company" means the Company or any subsidiary or other affiliate of the Company; PROVIDED, HOWEVER, for incentive stock options only, "Participating Company" means the Company or any corporation which at the time such option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

        "Non-Employee Director" shall mean each such person who is a member of the Board of Directors of the Company but who is not a full-time employee of the Company.

        "Performance Unit" means a performance unit subject to the requirements of Section 6 and awarded in accordance with the terms of the Plan.

        "Plan" means the Computer Marketplace, Inc. 1999 Stock Plan, as the same may be amended, administered or interpreted from time to time.

        "Restricted Stock" means Stock delivered under the Plan subject to the requirements of Section 7 and such other restrictions as the Committee deems appropriate or desirable.

        "Stock" means the $.0001 par value common stock of the Company.

        "Total Disability" means the complete and permanent inability of an Eligible Participant or Key Employee to perform all of his or her duties under the terms of his or her employment, service or contractual arrangement, with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

3.       SHARES SUBJECT TO THE PLAN

        The aggregate number of shares of Stock which may be awarded under the Plan or subject to purchase by exercising an Option shall not exceed one million seven hundred thousand (1,700,000) shares. Such shares shall be made available from authorized and unissued shares of the Company's Stock. The Committee may, in its discretion, decide to award other securities issued by the Company that are convertible into Stock or make such other securities subject to purchase by an Option, in which event the maximum number of shares of Stock into which such other securities may be converted shall be used in applying the aggregate share limit under this Section 3 and all provisions of the Plan relating to Stock shall apply with full force and effect with respect to such convertible securities. If, for any reason, any shares of Stock awarded or subject to purchase by exercising an Option under the Plan are not delivered or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or Deferred Stock or termination, expiration or a cancellation with the consent of a participant of an Option, or a Performance Unit, such shares of Stock shall again become available for award under the Plan.

4.       GRANT OF AWARDS AND AWARD AGREEMENTS

        (a) Subject to the provisions of the Plan, the Committee shall, (i) determine and designate from time to time those Eligible Participants and Key Employees or groups of Eligible Participants and Key Employees to whom Awards are to be granted; (ii) determine the form or forms of Award to be granted to any Eligible Participant or Key Employee; (iii) determine the amount or number of shares of Stock, including Restricted Stock or Deferred Stock if the Committee so determines, subject to each Award; (iv) determine the terms and conditions of each Award; (v) determine whether and to what extent Eligible Participants and Key Employees shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; PROVIDED, HOWEVER, that no Award shall be granted after the expiration of ten years from the effective date of the Plan.

        (b) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

5.       STOCK OPTIONS

        (a) With respect to Options, the Committee shall (i) authorize the grant of incentive stock options, nonqualified stock options, or a combination of incentive stock options and nonqualified stock options; (ii) determine the number of shares of Stock subject to each Option; (iii) determine whether such Stock shall be Restricted Stock or Deferred Stock, in the Committee's discretion, and (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; provided, however, that (A) no Option shall be granted after the expiration of ten years from the effective date of the Plan and (B) the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock
(disregarding any restrictions in the case of Restricted Stock) for which incentive stock options granted to any Key Employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000.

        (b) The exercise period for a nonqualified stock option shall not exceed ten years and one day from the date of grant, including any extension which the Committee may from time to time decide to grant, shall not exceed ten years from the date of grant; provided, however, that, in the case of an incentive stock option granted to a Key Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder"), such period, including extensions, shall not exceed five years from the date of grant.

        (c) The Option price per share shall be determined by the Committee at the time any Option is granted and shall be not less than (i) in the case of incentive stock options 100% of the Fair Market Value, or (ii) in the case of an Option granted to a Ten Percent Stockholder, 110% of the Fair Market Value.

        (d) No part of any Option may be exercised until (i) the Eligible Participant or Key Employee who has been granted the Award shall have remained in the employ or service of a Participating Company for such period, if any, after the date on which the Option is granted, as the Committee may specify, or
(ii) achievement of such performance or other criteria, if any, by the Eligible Participant or Key Employee, the Company or any subsidiary, affiliate or division of the Company, as the Committee may specify, and the Committee may further require exercisability in installments.

        (e) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including Stock or the cancellation of Options then exercisable (i.e., a "cashless exercise"), having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and such other consideration having a total fair market value, as so determined, equal to the purchase price.

        (f) (i) If a Key Employee who has been granted an Option dies (A) while an employee of any Participating Company, or (B) within three months after termination of his or her employment because of his or her Total Disability, his or her Options may be exercised, to the extent that the Key Employee shall have been entitled to do so on the date of his or her death or such termination of employment, by the person or persons to whom the rights under the option pass by will, or if no such person has such right, by his or her executors or administrators, at any time, or from time to time, within 12 months after the date of death or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(b) above.

            (ii) If the Key Employee's employment by any Participating Company terminates because of his or her Total Disability and such participant has not died within the following three months, he or she may exercise his or her Options, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within 12 months after the date of the termination of his or her employment within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in
Section 5(b) above.

            (iii) If the Key Employee's employment terminates for any other reason, other than for "cause" pursuant to any employment or compensation agreement, he or she may exercise his or her Options to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within sixty (60) days after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(b) above. If the Key Employee's employment terminates for "cause" pursuant to any employment or compensation agreement, the Options granted to such individual shall cease to be exercisable by him or her on the day immediately preceding the date of termination.

        (g) No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him or her.

        (h) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

6.      PERFORMANCE UNITS

        (a) The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Units. Performance objectives may vary from participant to participant and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including, but not limited to, minimum earnings per share, return on equity or performance by a subsidiary or division of the Company. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Units for which different Performance Periods are prescribed.

        (b) At the beginning of a Performance Period, the Committee shall determine for each participant or group of participants eligible for Performance Units with respect to that Performance Period the range of dollar values, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to a participant as an Award if the relevant measure of Company performance for the Performance Period is met.

        (c) If during the course of a Performance Period there shall occur a significant event or events (a "Significant Event") as determined by the Committee, including, but not limited to, a reorganization of the Company, which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

        (d) If an Eligible Participant or Key Employee terminates service with all Participating Companies during a Performance Period because of death, Total Disability, retirement on or after age 65, or at an earlier age with the consent of the Company, or a Significant Event, as determined by the Committee, that Eligible Participant or Key Employee shall be entitled to payment in settlement of each Performance Unit for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such period and
(ii)  prorated  for the  portion  of the  Performance  Period  during  which the
Eligible Participant or Key Employee was employed or retained by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Unit in such amount or amounts and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Eligible Participant or Key Employee. If an Eligible Participant or Key Employee terminates service with all Participating Companies during a Performance Period for any other reason, such Eligible Participant or Key Employee shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

        (e) Each Performance Unit may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. If and to the extent the full value of a Performance Unit is not paid in Stock, then the shares of Stock representing the portion of the value of the Performance Unit not paid in Stock shall again become available for award under the Plan.

7.      RESTRICTED STOCK

        (a) Restricted Stock may be received by an Eligible Participant or Key Employee either as an Award or as the result of an exercise of an Option or as payment for a Performance Unit. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

        (b) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by an Eligible Participant or Key Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period; PROVIDED, HOWEVER, the Restriction Period for any recipient of Restricted Stock shall expire and all restrictions on shares of Restricted Stock shall lapse upon the recipient's death, Total Disability, retirement on or after age 65 or an earlier age with the consent of the Company, or upon a Significant Event, as determined by the Committee.

        (c) Except as otherwise provided in Section 7(b) above, if an Eligible Participant or Key Employee terminates employment or service with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines, be forfeited by the recipient and shall be reacquired by the Company, and, in the case of Restricted Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option. Upon such forfeiture, such forfeited shares of Restricted Stock shall again become available for award under the Plan.

        (d) The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock, that the recipient shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

        (e) Nothing in this Section 7 shall preclude a recipient of Restricted Stock from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

8.      DEFERRED STOCK

        (a) Deferred Stock may be credited to an Eligible Participant or Key Employee either as an Award or as the result of an exercise of an Option or as payment for a Performance Unit. Deferred Stock shall be subject to a deferral period which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Deferral Period"). The Committee may provide for the expiration of the Deferral Period in installments where deemed appropriate.

        (b) Except as otherwise provided in this Section 8, no Deferred Stock awarded hereunder shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Deferral Period; PROVIDED, HOWEVER, the Deferral Period shall expire upon the recipient's death, Total Disability, retirement on or after age 65 or an earlier age with the consent of the Company, or upon a Significant Event, as determined by the Committee.

        (c) At the expiration of the Deferral Period, the recipient of Deferred Stock shall be entitled to receive a certificate pursuant to Section 9 for the number of shares of Stock equal to the number of shares of Deferred Stock credited on his or her behalf.

        (d) Except as otherwise provided in Section 8(b), if an Eligible Participant or Key Employee terminates employment or service with all Participating Companies for any reason before the expiration of the Deferral Period, all shares of Deferred Stock shall, unless the Committee otherwise determines, be forfeited by the Key Employee or Eligible Participant, and, in the case of Deferred Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option. Upon such forfeiture, such forfeited shares of Deferred Stock shall again become available for award under the Plan.

9.      CERTIFICATES FOR AWARDS OF STOCK

        (a) Subject to Section 7(d), each Eligible Participant or Key Employee entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Eligible Participant or Key Employee and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

        (b) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed and
(ii) the completion of any registration or qualification of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

        (c) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Stock is then listed and any applicable Federal or state securities laws; and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 9(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

        (d) Except for the restrictions on Restricted Stock or Deferred Stock under Sections 7 and 8, each Eligible Participant or Key Employee who receives an award of Stock shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Eligible Participant or Key Employee awarded an Option, Performance Unit or Deferred Stock shall have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares, except as otherwise provided under Section 8 with respect to Deferred Stock.

10.     BENEFICIARY

        (a) Each Eligible Participant or Key Employee, as the case may be, shall file with the Committee a written designation, signed by the Eligible Participant or Key Employee, of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death, and the designation may name one or more persons as contingent Beneficiaries. An Eligible Participant or Key Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; PROVIDED, HOWEVER, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Participant's or Key Employee's death, and in no event shall it be effective as of a date prior to such receipt. Any such designation, or revocation or change of such designation, shall be in such form and manner as the Committee shall determine.

        (b) If no such Beneficiary designation is in effect at the time of an Eligible Participant's or Key Employee's death, or if no designated Beneficiary survives the Eligible Participant or Key Employee or if such Beneficiary is not located by the Committee within one year of the death of the Eligible Participant or Key Employee or if such designation conflicts with law, such person's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

11.     ADMINISTRATION OF THE PLAN

        (a) The Plan shall be administered by a Committee composed of two or more persons, as appointed by the Board and serving at the Board's pleasure, but unless and until the Committee is actually appointed by the Board, the Board shall function as and in place of the Committee

        (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

        (c) The Committee shall have full power, discretion and authority to interpret, construe, act and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

        (d) The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among participants in the Plan, whether or not such participants are similarly situated.

        (e) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

        (f) The Committee may employ such legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, expenses and professional fees, shall be paid by the Company.

        (g) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all costs or expenses (including counsel fees) or liabilities (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as Directors or under the Bylaws of the Company.

12.     AMENDMENT OR DISCONTINUANCE

        The Board may at any time amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendment shall, without approval by a majority of the Company's stockholders, (i) alter the group of persons eligible for qualified incentive stock options under the Plan, or (ii) increase the maximum number of shares of Stock which are available for Awards under the Plan. No amendment or termination shall retroactively impair the rights of any person with respect to an Award. On or after the occurrence of a Change in Control, the Plan may not be amended or terminated until all payments required by Section 15 are made.

13.     ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK

        In the event of any recapitalization, reclassification, split-up or consolidation of shares of Stock, merger or consolidation of the Company or sale by the Company of all or a substantial portion of its assets, or other event which could distort the implementation of the Plan or the realization of its objectives, the Committee may make such appropriate adjustments in the Stock subject to Awards, including Stock subject to purchase by an Option, or the terms, conditions or restrictions on Stock or Awards as the Committee deems equitable; provided, however, that no such adjustments shall be made on or after the occurrence of a Change in Control without the affected participant's consent.

14.     CHANGE IN CONTROL

        Notwithstanding anything else herein to the contrary, as soon as practicable after the occurrence of a Change in Control, if any, the following shall occur:

        (a) All participants in the Plan may, regardless of whether still an employee of any Participating Company or a director of the Company, elect to cancel all or any portion of any Option no later than 90 days after the Change in Control, in which event the Company shall pay to such electing participant, an amount in cash equal to the excess, if any, of the Current Market Value (as defined below) of the shares of Stock, including Restricted Stock or Deferred Stock, subject to the Option or the portion thereof so canceled over the option or purchase price for such shares; provided, however, that, if the participant is no longer an employee or in the service of any Participating Company, the Option is exercisable at the time of the Change in Control.

        (b) All Performance Periods shall end and the Company shall pay each participant an amount in cash equal to the value of such participant's Performance Units, if any, based upon the Stock's Current Market Value, in full settlement of such Performance Units.

        (c) All Restriction Periods shall end and the Company shall pay each participant an amount in cash equal to the Current Market Value of the Restricted Stock held by, or on behalf of, each participant in exchange for such Restricted Stock.

        (d) All Deferral Periods shall end and the Company shall pay to each participant an amount in cash equal to the Current Market Value of the number of shares of Deferred Stock credited to such participant in full settlement of such Deferred Stock.

        (e) The Company shall pay to each participant the full amount, if any, deferred by such participant under the Plan which is not Performance Units, Restricted Stock or Deferred Stock.

        (f) For purposes of this Section 15, "Current Market Value" means the highest Closing Price (defined below) during the period (the "Reference Period') commencing 30 days prior to the Change in Control and ending 30 days after the Change in Control; provided, that if the Change in Control occurs as a result of a tender offer or exchange offer, or a merger, purchase of assets or stock or other transaction approved by stockholders of the Company, Current Market Value shall mean the higher of (i) the highest Closing Price during the Reference Period or (ii) the highest price paid per share pursuant to such tender offer, exchange offer or transaction. The "Closing Price" on any day during the Reference Price means the closing price per share of Stock based upon sales transactions on the national stock exchange or other recognized quotation service (including the OTC Bulletin Board) that day.

15.      MISCELLANEOUS

        (a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

        (b) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

        (c) No participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of awards provided for under the Plan shall be paid in cash from the general funds of the Company; PROVIDED, HOWEVER, that such payments shall be reduced by the amount of any payments made to the participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established by the Company to assure such payments. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the participant shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind between the Company and any participant. To the extent that any participant acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

        (d) Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; PROVIDED, HOWEVER, that no Award may be granted to an employee while he or she is absent on leave.

        (e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

        (f) The right of any person to any Award payable under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 11 with respect to the designation of a Beneficiary or as may otherwise be required by law

        (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all participants at all reasonable times at the Company's headquarters.

        (h) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the participant or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes.

        (i) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

        (j) All elections, designations, requests, notices, instructions and other communications from an Eligible Participant or Key Employee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

        (k) The terms of the Plan shall be binding upon the Company and its successors and assigns.

        (l) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.